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                                                                   EXHIBIT 10.3

                                                                       EXHIBIT C

                        AGREEMENT AND IRREVOCABLE PROXY

          AGREEMENT and IRREVOCABLE PROXY (the "Agreement"), dated as of
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February 28, 1999, by and among the undersigned shareholders of Duke Realty
Investments, Inc. (the "Duke Stockholders"), the undersigned principal holders
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of units of limited partner interest in Duke Realty Limited Partnership (the

"Duke OP Unitholders"), and Weeks Corporation, a Georgia corporation ("Weeks").
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          A.  The Duke Stockholders are the owners, beneficially or of record, of certain shares of common stock, par value $0.01 per share (all such shares, the "Duke Shares"), of Duke Realty Investments, Inc., an Indiana corporation
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("Duke");
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          B.  The Duke OP Unitholders are the owners, beneficially or of record, of certain units of limited partner interest (all such units, the "Duke OP
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Units"), of Duke Realty Limited Partnership, an Indiana limited partnership
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("Duke OP");
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          C.  Simultaneously with the execution and delivery of this Agreement,
Duke and Weeks are entering into an Agreement and Plan of Merger (the "REIT
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Merger Agreement") pursuant to which Weeks will merge with and into Duke and
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Duke OP and Weeks, L.P., a Georgia limited partnership ("Weeks OP") are entering
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into an Agreement and Plan of Merger (the "OP Merger Agreement" and together
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with the REIT Merger Agreement, the "Merger Agreements") pursuant to which Weeks
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OP will merge with and into Duke OP (the "OP Merger");
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          D.  As a condition to the willingness of Weeks, and Weeks OP to enter into the Merger Agreements, and in order to induce Weeks and Weeks OP to enter into the Merger Agreements, the Duke Stockholders and the Duke OP Unitholders have agreed to enter into this Agreement.

          In consideration of the promises and mutual covenants provided herein, and other good and sufficient consideration, the receipt of which is acknowledged by each party hereto, the parties hereto agree as follows:

          1.  Proxy.

              (a) Each of the Duke Stockholders and Duke OP Unitholders hereby irrevocably constitute and appoint Weeks as their true and lawful proxy and attorney-in-fact, for and in the name, place and stead of each of the Duke Stockholders and Duke OP Unitholders, solely to vote or cause to be voted all of the Duke Shares and the Duke OP Units, together with any additional shares of Duke common stock and units of limited partner interest in Duke OP that such Duke Stockholders and Duke OP Unitholders shall acquire, between the date of this Agreement and the date of termination of this Agreement (i) in favor of the Merger Agreements, the REIT Merger and the OP Merger, respectively, and any other actions and transactions contemplated in connection therewith and (ii) against any Competing Transaction (as defined in the Merger Agreements), in each case, at any annual, special or other meeting of the
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stockholders of Duke and/or the limited partners of Duke OP, as the case may be, and at any adjournment or postponements thereof (each, a "Meeting"), or pursuant
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to any written consent in lieu of a meeting or otherwise.


              (b) In the event that Weeks is unable or declines to exercise the power and authority granted by the Proxy for any reason, each of the Duke Stockholders and the Duke OP Unitholders covenant and agree to vote or cause to be voted all of the Duke Shares in favor of approval and adoption of the Merger Agreements and the REIT Merger, and the Duke OP Units in favor of the Merger Agreements and the OP Merger, and any other actions and transactions contemplated in connection therewith at any Meeting and, upon request of Weeks, to provide their written consent thereto.

              (c) The Duke Stockholders hereby covenant and agree that they will not vote, cause to be voted or take any action by written consent of stockholders in lieu of a meeting on any matter which is subject to the Proxy without the prior written consent of Weeks, and will promptly provide Weeks with copies of any stockholder notices given by Duke and received by the Duke Stockholders.

              (d) The Duke OP Unitholders hereby covenant and agree that they will not vote, cause to be voted or take any action by written consent of limited partners of Duke OP in lieu of a meeting on any matter which is subject to the Proxy without the prior written consent of Weeks, and will promptly provide Weeks with copies of any notice given by Duke OP and received by the Duke OP Unitholders.

              (e) Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall not impose any duty on any Duke Stockholder or Duke OP Unitholder in his/her capacity as director of Duke which, in the exercise of such director's good faith judgment, violates his/her fiduciary duties to the shareholders of Duke.

          2.  Covenants by the Duke Stockholders.  The Duke Stockholders,
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individually, hereby covenant and agree that they will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Duke Shares, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to such Duke Shares, or deposit such Duke Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Duke Shares unless and until they shall have taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Duke Shares) necessary to ensure that such Duke Shares shall at all times be subject to the rights, powers and privileges granted or conferred, and subject to all restrictions, covenants and limitations imposed, by this Agreement and shall have caused any transferee of any of the Duke Shares to execute and deliver to the other party hereto, an Agreement and Irrevocable Proxy consistent with the terms contained herein.

          3.  Covenants by the Duke OP Unitholders.  The Duke OP Unitholders,
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individually, hereby covenant and agree that they will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Duke OP Units, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to such Duke OP Units, or deposit such Duke OP Units into a voting

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trust or enter into a voting agreement or arrangement with respect to such Duke
OP Units unless and until they shall have taken all actions necessary to ensure that such Duke OP Units shall at all times be subject to the rights, powers and privileges granted or conferred, and subject to all restrictions, covenants and limitations imposed, by this Agreement and shall have caused any transferee of any of the Duke OP Units to execute and deliver to the other party hereto, an Agreement and Irrevocable Proxy consistent with the terms contained herein.

          4.  Representation and Warranty.  Each of the Duke Stockholders and
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the Duke OP Unitholders represents and warrants to Weeks that he, she, or it has full power and authority to enter into this Agreement, to grant the Proxy and to perform its obligations hereunder.

          5.  Miscellaneous.
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              (a)  The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to the conflicts of law provisions thereof.

              (b) EACH OF THE DUKE STOCKHOLDERS, THE DUKE OP UNITHOLDERS AND WEEKS AGREE THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY ARE COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND SHALL NOT BE TERMINATED BY ANY ACT OF THE DUKE STOCKHOLDERS, THE DUKE OP UNITHOLDERS OR WEEKS, BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS EXCEPT AS PROVIDED HEREIN.

              (c) THIS POWER OF ATTORNEY SHALL NOT BE AFFECTED BY THE DEATH OR DISABILITY OF ANY DUKE STOCKHOLDER OR DUKE OP UNITHOLDER.

              (d) This Agreement and the Proxy granted hereunder shall terminate immediately upon the termination of the REIT Merger Agreement or the consummation of the transactions contemplated thereby.

              (e) Each of the Duke Stockholders and the Duke OP Unitholders acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on Weeks and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be remedies properly available to the other party for any breach of any agreement, covenant or representation of the other hereunder. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the personal representatives, heirs, successors and assigns of the parties hereto.

              (f) Each of the Duke Stockholders and the Duke OP Unitholders will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Weeks to be necessary or desirable to complete the proxies granted herein or to carry out the provisions hereof.

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              (g)  If any term, provision, covenant or restriction of this
Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

              (h) This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, the Duke Stockholders, Duke OP Unitholders and Weeks have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.

                              WEEKS CORPORATION

                               By:
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